Exhibit 32.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Michael J. McCann, Chief Financial Officer, PHI, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	the Quarterly Report on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 8, 2008

By:	/s/ Michael J. McCann
Michael J. McCann
Chief Financial Officer